Credit Suisse Energy Summit February 2010 Exhibit 99.1

Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward-Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.
References to quantities of oil or natural gas may include
amounts that the Company believes will ultimately be produced, but that are not yet classified as "proved reserves" under SEC definitions.

150
140
130
120
110
100
90
80
70
60
50
40
30
20
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

3 PXP WTI Nymex Historical Prices and Forward Curves ($/bbl) February 6, 2008 June 29, 2004 January 18, 2007 Source: Goldman Sachs, NYMEX December 31, 2009 February 17, 2009

PXP
PXP Today
•
+$7 billion enterprise value
(1)
•
360 MMBOE proved reserves YE 2009
•
82,700 BOE per day production
(2)
•
+2.0 billion BOE resource potential
•
139 million shares outstanding
(3)
•
44% debt-to-total capitalization
(3)
(1) Reflects stock price as of January 29, 2010 and total debt.
(2) Reported average production for FY 2009.
(3) As of September 30, 2009

PXP
PXP Strategy Detail
Operationally Balanced
•
Begin development of Diatomite, Non-Diatomite and Miocene
projects to maintain oil production volumes
•
Accelerate Granite Wash potential in the Texas Panhandle
•
Accelerate Haynesville development to increase natural gas
production
•
Develop high potential deepwater Gulf of Mexico discoveries to increase future oil production
Financially Conservative
•
$1.144 billion available under Credit Revolver
(1)
•
Nearest bond maturity 2015
(1) As of September 30, 2009 the revolver had $75 million of borrowings and $1.3 million letters of credit outstanding.

PXP
0
20
40
60
80
100
120
140
160
2009 2010e 2011e 2012e 2013e 2014e
Production Target Growth in MBOED
7
H-Ville
7
H-Ville
19
H-Ville
19
H-Ville
82.7
90
(1)
(1) 2010e production represents guidance mid-point.
(2) Represents corporate targets.
97
(2)
106
(2)
130
(2)
147
(2)
27
H-Ville
27
H-Ville
34
H-Ville
34
H-Ville
41
H-Ville
41
H-Ville
44
H-Ville
44
H-Ville
11
Friesian
11
Friesian
19
Friesian
19
Friesian

PXP
0
100
200
300
400
500
600
2008 2009 2010 2011
Proved Reserves Target Growth
$55.00 & $5.50 Flat NYMEX Pricing
292
360
421
(1)
500
(1)
277
277
15 H-Ville
62
H-Ville
62
H-Ville
298
298
104
H-Ville
104
H-Ville
317
317
162
H-Ville
162
H-Ville
338
338
(1) Illustrates estimated reserves using NYMEX pricing and recent historical average differentials of 15%.

PXP
Capital Allocation
2009
$1.55 billion
2010E
~$1.0 billion
29%
62%
9%
Development
Capital Program
Exploration
23%
39%
38%
Development capital includes exploitation, real estate, capitalized interest and G&A costs but does not include additional capital for exploratory successes.
H'Ville
H'Ville
Development-Haynesville

PXP
Texas/Louisiana
Haynesville Shale
• 111,000 net acres
• 1,400 potential net locations
• 50 rigs operating (35 CHK, 15 other)
(1)
• Current production +60 MMcfe/d net
(1)
Texas Panhandle
• 405,700 gross acres
• 715 square miles 3D
seismic
• Horizontal Granite
Wash potential
• Current Production
~30 MMcfe/d net
(1)
South Texas
• 90,400 gross acres
• 321 square miles 3D seismic
• Current production +50 MMcfe/d net
(1)
Big Mac
• 33,400 gross acres
• 275 square miles
3D seismic
(1) As of September 30, 2009.
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
South Texas
South Texas
Haynesville
Panhandle
Big Mac
Big Mac
Flatrock Area
• 54,000 gross acres offshore Louisiana
• 215 square miles 3D seismic
• Current production +60 MMcfe/d net
(1)

538
BOSSIER
WEBSTER
Minden
HARRISON
Marshall
Hallsville
80
20
Bossier City
Shreveport
43
59
79
Tatum
149
BIENVILLE
PANOLA
Carthage
RED RIVER
49
NATCHITOCHES
Center
SHELBY
Huxley
Natchitoches
6
7
96
Nacogdoches
NACOGDOCHES
SABINE
1

TEXAS
LOUISIANA
GULF OF MEXICO

10 PXP Legend PRODUCING WAIT ON COMPLETION 2010 DRILL LOCATIONS ACTIVE DRILLING Location Map Haynesville Shale Leasehold and Activity Map TEXAS LOUISIANA

PXP
0
400
800
1,200
1,600
2,000
2009 2010 2011 2012 2013 2014
0
60
120
180
240
300
Haynesville Shale
Economics
$1.37 Mcfe or $8.24/BOE
(2)
January 1, 2010 Project Cost Forward F&D:
(1) Assumes D&C costs for first 4 years = $7.5 MM per well, after 4 years = $6 MM per well.
(2) Assumes flat NYMEX natural gas pricing of $5.50 per MMBTU.
6.5 Bcfe Est. Median Gross EUR per Well:
$7.5 MM
(1)
Est. Median Gross Well Cost:
6.8 Tcfe
Est. Net Resource Potential:
1,400 Potential Net Locations:
111,000
Net Acreage:
20% WI/15% NRI PXP Interest:
Wells Producing           H'Ville CAPEX          Avg. Yearly Production
MMcf/d
PXP Projected Net Production
$608
MM
$329
MM
$332
MM
$312
MM $238
MM
$288
MM

Canadian
60
HEMPHILL
33
83
283
Mobeetie
152
Sayre
Location Map
TEXAS
OKLAHOMA

PXP
Granite Wash Horizontal Play
Recent High-Rate Completions
•
PXP acreage position
–
19,500 net acres
•
Expect to spud two horizontal
tests 1Q 2010
•
58 Primary Granite Wash
Locations (PXP WI 86%)
•
50+ Additional Granite Wash
Locations
•
Industry ROI 35%  @
$5.00/mmbtu & $70/bbl
•
2010 Plan
- 14 wells planned
- $90 mm Capex
NW. Mendota Area
Buffalo
Wallow Area
PXP LEASES
Horizontal Well
Drilled/Permitted
Legend
Custer
Washita
Stiles Ranch/ Britt
Ranch Area
8.6 MMCFD/1400 BPD
21 MMCFD
20 MMCFD
25 MMCFD / 1900 BPD
21 MMCFD / 1230 BPD
10 MMCFD/3300 BPD
15 MMCFD/3600 BPD
16 MMCFD/3500 BPD
PXP Hanson #40-4H
PTD: 15,350’
PXP Thomas #903H
PTD: 16,500’
21 MMCFD / 570 BPD

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
•
215 MMBOE Net Proved Reserves
•
275 MMBOE Net Resource
Potential
•
68% Proved Developed
•
2009 Capex ~ $96 MM est.
•
14 yr R/P
•
2,500+ future well locations
•
Price differentials protected by
contract
•
Projecting 15% - 20% reduction in
LOE for 2009
•
Evaluating exposure to OXY's
recently announced Kern County
discovery
• Continue to pursue T-Ridge project

San Luis Obispo
San Luis Obispo
Santa Maria
Santa Barbara
Goleta
N
W
E
S

PXP
Projection: NAD 1927 CAL VII
Location Map
San Joaquin Valley
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Midway Sunset
Cymric
South Belridge
McKittrick
Legend
PXP LEASES
Diatomite/Non-Diatomite
• Steam recovery
•
Development Resource
~ 165 MMBOE
• Diatomite ~ 62 MMBOE
• Non-Diatomite ~ 103
MMBOE
•
2010 Capital ~$100 MM
Diatomite/Non-Diatomite
Onshore California – Bakersfield
Arroyo Grande
Santa Maria Basin
Bakersfield

PXP
Miocene Sands
Onshore California - LA Basin
Location Map
LA Basin
Projection: NAD 1927 CAL VII
Legend
PXP LEASES
T:\California\Regional_CA\Graphics\ppt\\CA_Relief_maps.ppt
Miocene/Pliocene Sands
• Waterflood recovery
•
Development Resource
~ 112 MMBOE
•
2010 Capital ~$75 MM
Los Angeles
Montebello
Inglewood
Urban Area
Las Cienegas

PXP
Davy Jones
Gulf of Mexico Exploration
Current Operations and Discoveries
Discoveries
2010-2011 Drilling
New Orleans
Flatrock Field
Blueberry Hill
Blackbeard West
Friesian
Lucius
John Paul Jones
Phobos
Blackbeard East

PXP
Gulf of Mexico – MMR Joint Venture
JB Mountain
Davy Jones
Miocene/Pre Miocene (2009)
Drilling
28% WI / 22% NRI
Flatrock Field
Miocene
Producing
220 MMcfd, 4750 bopd
Net 7379 boepd
30% WI / 22% NRI
Blueberry Hill
Miocene (2009)
Development
48% WI / 33% NRI
All other data as of October 31, 2009.

PXP
Friesian Project
Green Canyon Area, GOM
Gross Reserve Potential Approx. 125-150 MMBOE
“Holstein”
Miocene Type Log
Friesian 2
Friesian 1
Potential
Production
Hub
Friesian
Tahiti
Front Runner
~ 22 Miles

19 PXP Lucius Project Keathley Canyon Area, GOM LOUISIANA LOUISIANA 1007 1008 40 Keathley Canyon 875 874 963 964 919 920 Miles 0 3 HADRIAN PHOBOS Prospect Lucius Discovery PXP WI 33% 39

PXP
+2.0 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
275 MMBOE
100 MMBOE
110 MMBOE
10 MMBOE
~1.4 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~600 Million BOE
Exploration Resource Potential
Potential Reserves
600 MMBOE
Region
Gulf of Mexico

PXP
$600
$400
$565
$400
$1,220
$500
$0
$500
$1,000
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Debt Maturity Profile
Strong Liquidity With No Near Term Debt Maturities
Revolver Availability      Revolver Outstanding      Senior Notes
Millions
$1,220
(1) As of September 30, 2009 the revolver had $75 million of borrowings and $1.3 million letters of credit outstanding.
$1,144
(1)
Available
Liquidity
$75

PXP
PXP Targets Over Next 5 Years
•
Double reserves of Company resulting in +20%
average per year reserve growth from existing
asset portfolio
•
Grow production 50% over the next 5 years
•
Efficiently manage business focusing on cost
reduction and profitability
•
Maintain conservative balance sheet with active
hedging program

23 PXP Addendum

PXP
Continued Commodity Price Protection
Financial Settlement Derivatives
Henry
Hub
$0.346
per MMBtu
$10.00 Floor by
$20.00 Ceiling
150,000
MMBtu
Collars Oct – Dec 2009
WTI $3.38
per Bbl
$55.00
Strike Price
32,500 Bbls Put Options Oct – Dec 2009
$0.034
per MMBtu
$5.00
per Bbl
AVERAGE
DEFERRED
PREMIUM
INDEX
AVERAGE
PRICE
DAILY
VOLUME
INSTRUMENT
TYPE
PERIOD
Crude Derivatives
Natural Gas Derivatives
Henry
Hub
$6.12 - $4.64
Floor by
$8.00 Ceiling
85,000
MMBtu
Three-way
Collars
(2)
Jan – Dec 2010
WTI $55.00
Strike Price
40,000 Bbls Put  Options
(1)
Jan – Dec 2010
(1) An upfront payment of $3.86 per barrel was paid upon entering into these derivative contracts.
(2) PXP receives difference between floor of $6.12 less NYMEX up to a maximum of $1.48 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.

PXP
87.3 - Legal Recovery
(1.6) 4.4 Other Operating Income (Expense)
$       0.73 $       0.30 Earnings Per Share - diluted
$       88.2
(2)
$       39.3 Net Income
(1)
$     128.8 $       72.6 Income Before Income Taxes
$     181.2 $       74.8 Income From Operations
(291.3) (105.3) DD&A & Accretion Expense
(111.1) (36.4) General & Administrative Expenses
(321.5) (100.1) Production Costs
$     819.4 $     312.2 Revenues
9 mo.
ended
9/30/09
3 mo.
ended
9/30/09
(Millions)
Income Statement Summary
(1) Includes an after-tax gain on mark-to-market derivative contracts of approximately $9.2 million for the three months ended September 30, 2009 and $8.3 million for the nine months ended September 30, 2009.
(2) Includes a beneficial income tax effect of $23 million from a change in the balance of unrecognized tax benefits.

Credit Suisse Energy Summit February 2010